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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 5, 2005


                            The Lamson & Sessions Co.
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             (Exact name of registrant as specified in its charter)



         Ohio                            1-313                  34-0349210
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


    25701 Science Park Drive, Cleveland, Ohio                    44122-7313
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    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (216) 464-3400
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 29, 2005, The Lamson & Sessions Co. (the "Company") issued a press release announcing it had entered into a long-term $125 million revolving credit and term debt agreement (the "Credit Facility") with a consortium of banks, led by Harris N.A., and including JPMorgan Chase Bank, N.A., National City Bank, LaSalle Bank National Association, HSBC Bank USA, Fifth Third Bank, and The Huntington National Bank. The Credit Facility replaces a $110 million secured revolving credit and term debt agreement also led by Harris N.A.

         The Credit Facility is a five-year secured revolving credit and term debt agreement with LIBOR-based pricing plus a spread ranging from 0.875 percent to 2.00 percent depending on the Company's performance. The Credit Facility contains various reporting and performance covenants including (i) maintenance of certain financial ratios and test, (ii) limitations on borrowings from other sources, (iii) restrictions on certain operating activities and (iv) limitations on the payment of dividends or distributions. The Credit Facility contains customary events of default that would permit the lenders to accelerate the loans if not cured with applicable grace periods, including the failure to make timely payments under the Credit Facility, the failure to satisfy covenants and specified events of bankruptcy or insolvency.

         Amounts available under the revolving credit line provided pursuant to the Credit Facility may be borrowed, repaid and reborrowed from time to time until the expiration of the Credit Facility on June 29, 2010. The Company's subsidiaries are party to the Credit Facility as guarantors.

         The foregoing description of the Credit Facility is qualified in its entirety by reference to the full text of the Credit Facility, a copy of which is included as Exhibit 10.1 hereto and incorporated herein by this reference. A copy of the press release issued by the Company on June 30, 2005 is included as
Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:
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              Number        Exhibit
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              10.1          Second Amended and Restated Credit Agreement, dated
                            June 29, 2005, by and among the Company, the Company's subsidiaries, the lenders party thereto, National City Bank and JPMorgan Chase Bank, N.A., as co-syndication agents, LaSalle Bank National Association, as documentation agent and Harris N.A., as administrative agent

              99.1          Press release, dated June 30, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE LAMSON & SESSIONS CO.

                                By: /s/  James J. Abel
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                                    Name:  James J. Abel
                                    Title: Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer
Dated:  July 5, 2005



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                                INDEX TO EXHIBITS



       Number           Exhibit
       ------           -------

        10.1 Second Amended and Restated Credit Agreement, dated June 29, 2005, by and among the Company, the Company's subsidiaries, the lenders party thereto, National City Bank and JPMorgan Chase Bank, N.A., as co-syndication agents, LaSalle Bank National Association, as documentation agent and Harris N.A., as administrative agent.

        99.1            Press release, dated June 30, 2005.